UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2015

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices) (Zip Code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on November 4, 2015, HomeAway, Inc. (“HomeAway”), Expedia, Inc., a Delaware corporation (“Expedia”), and HMS 1 Inc., a Delaware corporation and a direct 100 percent owned subsidiary of Expedia (“Purchaser”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”).

Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, Purchaser commenced an exchange offer (the “Offer”) to purchase any and all of the outstanding shares of HomeAway common stock. The exchange offer is scheduled to expire at 12:00 midnight, Eastern standard time, at the end of December 14, 2015.

As soon as practicable following the consummation of the Offer, on the terms and subject to the conditions set forth in the Merger Agreement, (i) Purchaser will be merged with and into HomeAway (the “First Merger”), with HomeAway surviving the First Merger and (ii) immediately following the First Merger, HomeAway will be merged with and into Expedia (the “Second Merger” and together with the First Merger, the “Mergers”), with Expedia surviving the Second Merger.

On December 1, 2015, Expedia entered into an agreement for the private placement of $750 million of 5.000% senior unsecured notes due 2026 (the “Notes”). The private placement of the Notes was completed on December 8, 2015. The Notes were issued pursuant to an indenture dated as of December 8, 2015 (the “Indenture”) between Expedia, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee of the Notes (the “Trustee”).

Pursuant to the Indenture, the Notes are required to be guaranteed by certain of Expedia’s domestic subsidiaries and certain future domestic subsidiaries of Expedia. At the effective time of the First Merger, HomeAway’s 100 percent owned domestic subsidiaries (other than Dwellable, Inc.) will enter into a supplement to the Indenture (the “Supplemental Indenture”) whereby HomeAway’s 100 percent owned domestic subsidiaries (other than Dwellable, Inc.) will become guarantors of the Notes. At the effective time of the Second Merger, HomeAway’s 100 percent owned domestic subsidiaries (other than Dwellable, Inc.) will remain guarantors of the Notes. HomeAway will have merged with and into Expedia, which is an obligor under the Notes. Under the Indenture, the guarantees are full, unconditional and joint and several with the exception of certain customary automatic subsidiary release conditions.

Pursuant to a registration rights agreement dated as of December 8, 2015 (the “Registration Rights Agreement”) among Expedia, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers of the Notes, Expedia agreed to use commercially reasonable best efforts to (i) file an exchange offer registration statement with respect to an offer to exchange the Notes and the guarantees thereof for substantially identical Notes and guarantees that are registered under the Securities Act of 1933, as amended (the “Securities Act” and such offer, the “Exchange Offer”); (ii) cause the Exchange Offer registration statement to become effective; and (iii) consummate the Exchange Offer or, if required in lieu thereof, file a shelf registration statement and have it declared effective, in each case, within 365 days of issuance of the Notes. If Expedia fails to satisfy certain of its obligations under the Registration Rights Agreement (a “Registration Default”), it will be required to pay additional interest of 0.25% per annum to the holders of the Notes until such Registration Default is cured.

In contemplation of the closing of the Mergers and the ultimate registration of the Notes, certain condensed consolidated financial information is included in footnote 16 to Exhibit 99.1 and footnote 13 to Exhibit 99.2. This condensed consolidated financial information has been prepared to reflect, among other things, the effectiveness of the Mergers and HomeAway’s 100 percent owned domestic subsidiaries (other than Dwellable, Inc.) being guarantors of the Notes (and HomeAway as an obligor of the Notes as a result of its merger with and into Expedia).

The description of the Merger Agreement and the Mergers do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to HomeAway’s periodic filing on Form 8-K filed on November 5, 2015 and incorporated by reference herein.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the scheduled expiration of the exchange offer, the Mergers and the Supplemental Indenture, including their financial and operational impact, and other statements of beliefs, intentions or expectations also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Expedia or HomeAway stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the scheduled expiration of the exchange offer; the ability of the parties to consummate the Mergers on a timely basis or at all; the ability of Expedia to successfully integrate HomeAway’s operations; the ability of Expedia to implement its plans, forecasts and other expectations with respect to HomeAway’s business after the completion of the transaction and realize expected synergies; business disruption following the Mergers; and the other risks and important factors contained and identified in Expedia’s and HomeAway’s filings with the Securities and Exchange Commission, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. Neither Expedia nor HomeAway undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

99.1	Item 8 of Part II to HomeAway’s Annual Report on Form 10-K for the year ended December 31, 2014, revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

99.2	Item 1 of Part I to HomeAway’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015, revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

101	The following materials from HomeAway’s Annual Report on Form 10-K for the year ended December 31, 2014 and HomeAway’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statement of Cash Flows, and (v) Condensed Notes to Consolidated Financial Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2015	HOMEAWAY, INC.

	By:	/s/ Lynn Atchison
Lynn Atchison
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

99.1	Item 8 of Part II to HomeAway’s Annual Report on Form 10-K for the year ended December 31, 2014, revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

99.2	Item 1 of Part I to HomeAway’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015, revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

101	The following materials from HomeAway’s Annual Report on Form 10-K for the year ended December 31, 2014 and HomeAway’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statement of Cash Flows, and (v) Condensed Notes to Consolidated Financial Statement.